UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 27, 2019

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 27, 2019, the Board of Directors of First Hawaiian, Inc. (the “Company”) adopted a new form of restricted share award agreement (the “Restricted Share Award Agreement”), for use in connection with grants of awards under the Company’s 2016 Omnibus Incentive Compensation Plan, and a new form of performance share award agreement (the “Performance Share Award Agreement”), for use in connection with grants of awards under the Company’s Long-Term Incentive Plan.

Subject to the restrictions, terms and conditions set forth in the Restricted Share Award Agreement, the Company’s 2016 Omnibus Incentive Compensation Plan and the participant’s employment agreement with the Company, the Company expects to grant participants restricted shares of the Company’s common stock that will vest, if at all, solely in shares of common stock of the Company, ratably on each of the first, second and third anniversaries of the date on which such restricted shares were granted.

Subject to the restrictions, terms and conditions set forth in the Performance Share Award Agreement, the Company’s Long-Term Incentive Plan and the participant’s employment agreement with the Company, the Company will grant participants performance shares, which will vest, if at all, solely in shares of common stock of the Company, based upon the achievement by the Company of the performance metrics described in the applicable Performance Share Award Agreement, over a three-year period.

The foregoing descriptions of the Restricted Share Award Agreement and the Performance Share Award Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of each agreement, the forms of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Form of First Hawaiian, Inc. 2016 Omnibus Incentive Compensation Plan Restricted Share Award Agreement

10.2	Form of First Hawaiian, Inc. Long-Term Incentive Plan Performance Share Award Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: March 5, 2019	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board and Chief Executive Officer

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